HII Technologies, Inc. Announces Preliminary Fourth Quarter and 2013 Annual Revenue Results

Oilfield Services Company HII Technologies Reporting Preliminary Consolidated Revenues of Over $14 Million for the Fiscal Year Ended December 31, 2013, Representing an Increase of Approximately 700% From the Fiscal Year Ended 2012 Period

HOUSTON, Jan. 13, 2014 (GLOBE NEWSWIRE) -- HII Technologies, Inc. (the "Company") (HIIT), an oilfield services company headquartered in Houston, Texas, focused in the Water, Power and Safety markets with operations in Texas, Oklahoma, Ohio and West Virginia, today announced that its preliminary unaudited results for consolidated revenues from operations for the fourth quarter ended December 31, 2013, exceeded $4.5 million. This represents an increase of approximately 173% from the comparable quarterly period in 2012. The preliminary unaudited results for consolidated revenues from operations for the fiscal year ended December 31, 2013 exceeded $14 million, representing an increase of about 700% from fiscal year 2012. The Company's previous revenue guidance for 2013 estimated $7.7 to $10.4 million in annual revenues and was disclosed in our presentation to the Houston Energy Prospectus group in June, filed with our Current Report on Form 8-K dated June 17, 2013.

The Company's preliminary fourth quarter 2013 revenues represented a sequential increase of approximately 15% from the Company's third quarter 2013 revenues, which were $3.93 million. The Company has reported sequential gross margin increases each fiscal quarter of 2013. Increased revenues continue to cover more fixed costs and we currently anticipate the fourth quarter results will continue this gross margin trend.

Mr. Matt Flemming, CEO HII Technologies, stated: "We are pleased with the performance of all three divisions of Water, Power and Safety as they continue to benefit from the surge in oilfield activity levels resulting from horizontal drilling and hydraulic fracing in the geographic areas of the United States that we serve. In the Water division, AES Water Solutions continued to perform well in the fourth quarter 2013 including initiating significant revenues from the $1.2 million in new flow back equipment purchased and deployed during the quarter. The Company's November 2013 acquisition of Aqua Handling of Texas (AquaTex), an oilfield frac water transfer service company, increased its Water division presence in the South Texas Eagle Ford Shale market via AquaTex's contracts with two nationally recognized exploration & production companies in the Eagle Ford Shale and South Texas areas. The Company's STP Power division grew during the quarter and has seen increased customer interest in its newer technology natural gas and dual-fuel oilfield portable power generator sets, which is expected to represent a larger part of the STP rental fleet offering going forward. The Company's AES Safety Services division added Safety Consultant sites in Ohio with an established E&P operator." Mr. Flemming continued, "The Company anticipates continued growth in each of these business segments in fiscal 2014."

Mr. Brent Mulliniks, President of AES Water Solutions stated, "Currently, we anticipate strong growth in 2014 in our Water Division from our expanded service offerings which now include water sourcing, water well drilling, large open pit construction, large scale rapid deployment of water tank storage, high volume above ground water transfer to frac sites, post-frac flow back services, onsite recycling services soon to be commercialized, site wind-down evaporation of water/wastewater and recycling of mud and other well site fluids." Mr. Mulliniks continued, "Traditionally, since AES does not perform the frac pumping service, we do not compete with the "Big 3" or other frac companies; however, AES does usually coordinate with these companies to transport the necessary millions of gallons of water per frac. AES' focus is to provide a full suite of water management services by keeping it onsite and avoiding the high cost of transportation and the burden of trucking. As a result, the E&P companies outsource these operations to reliable service companies, such as AES, by issuing master service agreements to provide full service on a 24/7 basis."

The Company customarily announces revenue results soon after the quarter or fiscal year closes and subsequently issues a full earnings press release after our independent auditor reviews the year end audit. HII anticipates filing its Annual Report on Form 10-K and announcing earnings and related financial results for the period by March 31, 2014.

About HII Technologies, Inc.

HII Technologies, Inc. is a Houston, Texas-based oilfield services company with operations in Texas, Oklahoma, Ohio and West Virginia. By focusing in the Water, Power and Safety oilfield segments, the Company believes it is well positioned to take advantage of the significant anticipated growth in horizontal drilling and hydraulic fracturing within the United States' active shale and unconventional "tight oil" plays. The Company's frac water supply and flow back services segment has two subsidiaries, AES Water Solutions and AquaTex, its mobile oilfield power subsidiary does business as South Texas Power (STP), and its onsite oilfield contract safety consultancy does business as AES Safety Services. HII Technologies' objective is to bring proven oilfield technologies to these operating divisions to build a long-term competitive advantage. Read more at www.HIITinc.com, www.AESwatersolutions.com, www.Oilfield-Generators.com, www.AESSafetyServices.com and www.AquaTexUSA.com.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on HII Technologies, Inc. ("HII")'s current expectations, estimates and projections about HII, its industry, its management's beliefs and certain assumptions made by management, and include statements regarding estimated capital expenditures, future operational and activity expectations, international growth, and anticipated financial performance in 2014. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates" and similar phrases.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: risks that HII will be unable to achieve its financial, capital expenditure and operational projections, including quarterly and annual projections of revenue and/or operating income and risks that HII's expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for HII as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U.S. oil and gas markets may not yield anticipated future growth in HII's businesses, or could further deteriorate or worsen from the recent market declines, and/or that HII could experience further unexpected declines in activity and demand for its hydraulic frac related water transfer business, its safety consultancy business or its generator and related equipment rental service businesses; risks relating to HII's ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; risks that HII may be unable to achieve the benefits expected from acquisition and disposition transactions, and risks associated with integration of the acquired operations into HII's operations; risks, in responding to changing or declining market conditions, that HII may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in HII's businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that HII may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; and other risks affecting HII's ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.

Because such statements involve risks and uncertainties, many of which are outside of HII's control, HII's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect HII's business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, HII also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that HII files periodically with the Securities and Exchange Commission.

Contact:

Matthew Flemming, HII Technologies, Inc.
+1-713-821-3157